mobetize

Mobetize - *"Turning Telcos into Virtual Banks"*

OTC QB - MPAY

Corporate Presentation

August 2014

www.mobetize.com

Disclaimer

Each person to whom a copy of this company presentation ("Presentation") is provided is a "User" and each User agrees to be bound to the terms of this agreement. The attached information has been prepared by Mobetize Corp. using their best efforts to realistically and factually present the information contained. However, subjective opinion, dependence upon factors outside Mobetize Corp. control and outside information sources unavoidably dictate that Mobetize Corp. cannot warrant the information contained to be exhaustive, complete or sufficient. In addition, many factors can affect the information in the Presentation which could significantly alter the results intended by Mobetize Corp., rendering the projections in the Presentation unattainable or substantially altered. This Presentation does not constitute a prospectus or public offering for financing, and no guarantees are made or implied with regard to the success of Mobetize Corp.'s proposed ventures.

Some of the information in this Presentation are forward-looking statements, future oriented financial information, or financial outlooks (collectively, "forward-looking statements"). The User can identify these forward-looking statements by forward-looking words such as "may," "will," "expect," "potential," "anticipate," "forecast," "believe," "estimate," "project," "plan," "continue" or similar words. The User should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other forward-looking information. Forward-looking statements include, but are not limited to, statements regarding project development, acquisition and financing programs, capital and operating expenditures, future revenue or capital growth estimates, availability of future financing and future plans and objectives of Mobetize Corp. There are a variety of risks, uncertainties and events that may cause actual results to differ materially from the expectations and projections described by Mobetize Corp. in its forward-looking statements. Actual results relating to, among other things, project development, revenue generation and market awareness could differ materially from those currently anticipated in such statements. Factors affecting forward-looking statements include: the competitive environment; the ability of Mobetize Corp., to expand its operations; changes in the operating costs; changes in economic conditions, foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities; available capital; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Mobetize Corp. operates; technological, mechanical and operational difficulties encountered in connection with Mobetize Corp.'s development activities; and labour relation matters and costs.. The User should refer to the risk disclosures set out in such periodic reports and other disclosure documents that may be filed by Mobetize Corp. from time to time with applicable Securities Commissions and other regulatory authorities. While Mobetize Corp. considers these assumptions to be reasonable based on information currently available to them, they may prove to be incorrect. Actual results may vary from such forward-looking statements for a variety of reasons, including but not limited to risks and uncertainties with attempting to acquire and develop the properties described herein and other unforeseen events or circumstances. Other than as required by law, Mobetize Corp. does not intend, and undertakes no obligation to update any forward-looking information to reflect, among other things, new information or future events.

The Presentation is being disclosed to User for User's discussion, review, and/or evaluation only. User also agrees not to trade in the securities of Mobetize Corp. while in possession of any material information about Mobetize Corp. that has not been publicly disclosed and agrees to keep all information received confidential. User agrees that Mobetize Corp. reserves all rights in and to the Presentation.

What do we do?

We turn Telcos into Virtual Banks

by aggregating Financial Services through a Simple Mobile Access and partnering with Telecom Operators we deliver



smartWallet

smartTel
Mobile telecom account management and payment

smartRemit
Mobile money remittance to 150 countries with 170,000 agent payout locations

smartBill
Mobile bill payments to 14,000 biller accounts such as cable and utilities service providers

smartCard
Prepaid Debit Card with Cash-in and Cash-out

smartCharge
Global airtime top-up to 350+ global mobile carriers

Very Large Addressable market through Telco Partners in NA and EMEA

First Targeting , North American Tier 2 and 4 Telcos

- Tier 2 to 4 mobile operators **serve** 100 **M**illion users
- These Telcos are under significant commercial pressures (high churn, reducing ARPU etc.) and are looking for new revenue streams

Further Expansion to Telco Market in EMEA, (Europe Middle East, Africa) gives an **additional 356** Million addressable users

Just 2% of addressable market in **North America** would generate **$192M** of **annual revenues for** Mobetize **at** the $8 average revenue per customer per month (**ARPU**)


$9BN
$43B

Investment Summary

First to market with innovative go to market strategy - integration with telecom billing platforms is key

- This capability is unique in the market and essential to enter this vertical rapidly.
- Eliminate customer friction & enhances Know Your Customer (KYC).
- Bringing existing brands into the market reduces marketing expense

We know Telecom and Financial Services

- Industry expertise from across Telco market coupled with understanding of financial services

Key Partnerships in place. We have global reach to pay-out remittance in 170,000 agent locations & with 600 Banks

- Leveraging existing networks rather than building from scratch

Capital light business model requires limited additional investment for rapid scaling

- Leveraging existing networks rather than building from scratch
- White Label branding strategy provides rapid scale and speed to market.

Multi-billion $ Global market Opportunity

- Just 2% market penetration in North America alone, yields $192million in recurring revenues during next 3 – 5 years

Consumer Need for Simple, Convenient & Cost-effective Financial Services

- Majority (4 Billion) of the worlds population do not have access to, or make use of, formal financial services
- The US alone, 28.3% of households (68M + adults) are either under banked or under served but had wages of $1.3 Trillion in 2011. FDIC Report 2012.
- Despite their banking status, they perform regular financial transactions e.g. money remittance, bill payments, buying mobile air time and loans, etc.
- All pay extremely high fees for financial services (5% to 20% of transaction)
- Transactions via various traditional retail routes (remittance, stores, check cashing, bill payment etc.) take time versus convenience via mobile
- Under-banked have highest smartphone adoption rates in US (57% in 2012)

Digital channels are growing at 28% YoY replacing traditional retail services

Mobile is the **key channel** to **provide these users better,** cheaper financial services

All Telcos are Facing Revenue Challenges


50% LOSS
Of long-distance
To internet
Services like
skype
$35 BN LOSS
sms revenues
To OTT
services like

Market competition is fierce

- Churn is extremely high (5-30% annually) for Tier 2-4
- Margins under severe pressure

Acquiring customers is massively expensive

- $300 to acquire vs. $60 to retain a customer

Companies are fighting to replace lost revenues

- Very limited service differentiators
- Additional complementary services increase retention


WESTERN UNION

TRADITIONAL TRANSFERS

Retail is expensive, less convenient, not 24/7

MARKET SHIFT


$

MOBETIZE

MONEY TRANSFERS

The Future is Mobile, faster, 24/7, less cost

95% Of all money transfer or remittance overseas is done by retail via Western Union, Ria, Money Gram etc...

$20BN = 2% of the Mobile Money Transfer Market

WHY ARE FINANCIAL SERVICES GOING MOBILE?

It is the fastest most convenient way today to send transfers. It is open 24/7, 365 days a week, can be done from anywhere, anytime. This is why People are turning to their smartphones to do everything from sending money, paying bills, booking their next vacation, and even buying their morning coffee.

MOBILE TRANSFERS IS A FAST GROWING MARKET

Traditional Transfer and Remittance Stores are Inconvenient, Expensive and Time Consuming.





Telcos with Mobetize can offer customers now vital financial services via the Mobile

This solves Telcos Revenue problems and allows customers to easily do Money Transfer, Bill payments , Airtime top ups + ++



$
mobetize
TELCOS
WESTERN UNION
XOOM
Banks
Traditional Remittance
Online Remittance
Bill Payments Top Ups

Bringing multiple MFS in to one simple solution (Mobile, Tablet or Desktop)


Back
mobetize
Welcome Juan dela Cruz
smartWallet
smartTel
smartRemit
smartCharge

smartTel
Mobile telecom account management and payment

smartRemit
Mobile money remittance to 150 countries with 170,000 agent payout locations

smartBill
Mobile bill payments to 14,000 biller accounts such as cable and utilities service providers

smartCard
Prepaid Debit Card with Cash-in and Cash-out

smartCharge
Global airtime top-up to 350+ global mobile carriers

TELCO USER VALUE PROPOSTION

CUSTOMERS CASH, BANK, CARDS AND PHONE ARE CONNECTED.

Customers Can Send Money Anywhere, Quickly and Safely

FAST

It takes only minutes to send

No more waiting.

Services to **more than 150 countries** and counting.

All transfers are powered by two of, the largest money transfer service in the world. Customers know their funds are safe.

Customers can Pay Bills without long lines or last minute rush

With over **14000 billers** to choose from, customers can find everything from phone and television to gas and utilities and everything in between.

Global Mobile Top-Up

Customers can now Top-up prepaid wireless accounts for themselves, family or friends on U.S. carriers and **350 international carriers** in most countries.

Prepaid Visa or MasterCard On Customer Sign Up

When customers sign up for a ANY Telco powered by Mobetize account they automatically receive a **Visa Prepaid card or MasterCard** with their name on it and no monthly fees.

Carrier Value Proposition

Providing Telcos & others with Unique Freemium (No CAPEX) Solution for MFS

- Important competitive advantage for our initial targets – N. American Tier 2 to 4 Telcos
- Improves loyalty and cash flow through mobile my account solution



An easy, fast, efficient way for Telcos to offer MFS, including

- Infrastructure
- Regulatory Compliance
- Security
- Cash In and Cash Out Channels

We increase their enterprise value

- Effectively convert pre-pay customers to post-pay
- Reduce churn and increase loyalty
- Increase revenues and ARPU
- Customer acquisition/winback

Our CRM Management Solution

The Mobetize CRM enables the Telco to manage the financial product offerings and access key data metrics.

Real-Time access to key customer and revenue metrics with detailed drill-down


YOUR TELCO
Quick Links
Welcome admin admin
Log Out
DASHBOARD
Administration
Customer Care
Reports
Sales & Marketing
$

How we make money

Average Revenue per User (ARPU) is estimated at $8 /user/month

Global Money Remittance

- Avg. Remittance value/month: $450.00
- Avg. 1 remittance per month

- Avg. Remittance charges per Transaction: $12.00
- (includes Forex)
- **Avg. Mobetize Commission (Revenue): $4.00**

- Less: Telco Commission $(1.20)

- **Mobetize Margin per Transaction $2.80**

Global Airtime Top Up

- Avg. Top Up transaction value/mth: $10.00
- Avg. 1 airtime top up per month*

- **Mobetize Revenue per Trans. $2.00**
- Less: Telco Commission & fees ($1.00)
- **Mobetize margin per trans $1.00**

Bill payments

- Avg. 2 bills paid per month
- **Mobetize Revenue $2.00**

- Mobetize expected monthly ARPU of:
- 1 Money Transfer + $4, 2 Bill Payment + $2, 1 Top Up + $2 = $8.00
- Target customer perform s 1 remittance ,*3 top up , 2 bill payments per month

* Many Telcos have prepaid top ups so only 1of 3 per month by our service

Mobetize - Telecom Revenue Share Model

Forecast smartRemit transactions per user/month: 1

Forecast smartBill transactions per user/month: Coming soon

Forecast smartCharge transactions per user/month: 3

Forecast smartLoan transactions per user/month: Coming soon

Telco Monthly Revenue from smartWallet


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Month
Monthly SmartCharge Revenue
Monthly smartRemit Revenue
Monthly Retention Revenue

Telco Monthly Revenue from smartWallet

	Yr 1	Yr 2	Yr 3
SmartCharge Revenue	**$496,594**	**$1,093,125**	**$1,421,063**
smartRemit Revenue	**$503,125**	**$1,134,375**	**$1,474,688**
Retention Revenue	**$179,948**	**$990,104**	**$2,222,135**
Total Incremental Revenue	**$1,179,667**	**$3,217,604**	**$5,117,885**

The Mobetize solution is ready



smartWallet

smartTel
Mobile telecom account management and payment

smartRemit
Mobile money remittance to 150 countries with 170,000 agent payout locations

smartBill
Mobile bill payments to 14,000 biller accounts such as cable and utilities service providers

smartCard
Prepaid Debit Card with Cash-in and Cash-out

smartCharge
Global airtime top-up to 350+ global mobile carriers

Last 6 months achievements

Mobetize has a proven team of experienced telecom, billing, payment, banking, remittance & finance executives

In addition we now have

- 2 major global money remittance partners
- With 170,000+ global payout agent locations & 600 banks in 150 countries
- 2 global prepaid airtime top up partnerships reaching 3.6BN prepaid users
- Agreement to deliver US Bill Payments to 14,000 Billers
- LOI with Prepaid card issuers for Visa and Mastercard and Discover
- LOI's to implement many ethnic focused telecom operators in the next 12 months
- Raised additional funding to deliver on our current business plan

Team to deliver success

Malek Ladki, Chairman

Former Global Managing Director of Jersey Telecom, other senior roles with FTSE100 experience & has successfully exited three innovative IT/Telecom companies

Ajay Hans, CEO - Founder

Dedicated entrepreneur in E-commerce, payments & Telecom billing space. Founder of Alligato and Mobetize

Stephen Fowler, CFO - Founder

Investment Banker , Financier, Venture Capitalist & entrepreneur. Founder of TeluPay and Mobetize

Chris Convey- COO

High tech focused, venture capital background, with public company experience.

Richard Morecroft, Advisor EMEA

Former Head of Mobile Money for Ooredoo (Qatar Tel)with 95 million customers. Deployed Mobile Money Solution for Ooredoo with Moneygram in 2013

Hugo Cuevas-Mohr, Advisor International Money Transfer

Over 25 years experience . Now Head of International Money Transfer Conferences

Rudi Jetzelsperger, Advisor Deployment, Product & Services

Over 25 years global telecommunications experience with clients such as AT&T, Verizon, Sprint, and China Mobile. Global project manager with 15 years at IBM..

Drives Higher Shareholder Value

The FinTech market is strong. Fintech companies at premium multiples vs. incumbents (Xoom & Monitise vs. MoneyGram & Western Union)


Segment
2014E Price / Earnings Multiples
2015E Price / Earnings Multiples
POS Solutions Offers / Loyalty
41.6x
30.7x
Online Focused Payments
32.0x
26.4x
B2B Payment Solutions
25.1x
21.6x
Pure Play Card Associations
24.9x
21.2x
High Growth Consumer Tech
23.7x
20.5x
Payroll/ Check Processing
21.4x
21.3x
Payments Focused Core Bank Solutions
20.6x
16.9x
Payment POS Devices / Solutions
18.1x
18.5x
Payments / Card Infrastructure
17.9x
15.2x
Retail Technology
17.9x
18.1x
Other Financial Transaction Processors / Services
17.9x
15.2x
Merchant Acquiring /Processing
16.1x
14.5x
Prepaid / Debit Payments
15.9x
13.9x
Payments Focused Banks
13.0x
12.3x
Traditional International Payments / Money Transfer
12.9x
11.3x
0.0x
10.0x
20.0x
30.0x
40.0x
0.0x
10.0x
20.0x
30.0x
40.0x

Source: FT Capital March 2014

How We Compare

		Global Platform	Route to Market	Complete Mobile Wallet	Remittance Payout Channels	Provide Compliance for partners	Tier 2-4 Telco Offering	Fee Structure	Billing KYC Integration
Platform Providers	Wipit	✖	Partner with Telcos	✔	Ria	✔	✔	Integration fee	✖
	SAP	✔	B2B	✔	No	✖	✖	TCO >$10m	✖
	E-Serve/Home send	No	B2B	✖	✔	✔	Tier 1 & 2	Uncompetitive	✖
Freemium	Mobetize	✔	Partner with Telcos	✔	Full (170k+ agents globally)	Full/Global	Yes (Inc. KYC)	Low per transaction	✔
Brands	Xoom	✖	B2C	✖	30 countries	✔	✖	Revenue share	✖
	MoneyGram	✔	B2B/C	✖	Global	✔	✖	High per transaction	✖
	Western Union	✔	B2C	✖	Global	✖	✖	High per transaction	✖
	RIA	✔	B2B/C	✖	Global	✔	✖	Low per transaction	✖
	Remitly	✖	B2C	No – App only	Philippines	✖	✖	Low per transaction	✖

Investment Summary

First to market with innovative go to market strategy - integration with telecom billing platforms is key

This capability is unique in the market and essential to enter this vertical rapidly.

Eliminate customer friction & enhances Know Your Customer (KYC).

Bringing existing brands into the market reduces marketing expense

We know Telecom and Financial Services

Industry expertise from across Telco market coupled with understanding of financial services

Key Partnerships in place. We have global reach to pay-out remittance in 170,000 agent locations & with 600 Banks

Leveraging existing networks rather than building from scratch

Capital light business model requires limited additional investment for rapid scaling

Leveraging existing networks rather than building from scratch

White Label branding strategy provides rapid scale and speed to market.

Multi-billion $ Global market Opportunity

Just 2% market penetration in North America alone, yields $192million in recurring revenues during next 3 – 5 years

mobetize

Leading the Mobile Money Revolution



Ajay Hans ,
CEO & Founder

ahans@mobetize.com
m: + 1 604 306 9223

Stephen Fowler
President & Founder

sfowler@mobetize.com
m: + 1 604 657 3322
t: + 1 206 347 4515





Canada
#202 – 4555 Kingsway
Burnaby, B.C. V5H 4T8

USA
8105 Birch Bay Square St. #205,
Blaine, Washington, 98230.